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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 16, 1998



                            MELLON BANK CORPORATION
               (Exact name of registrant as specified in charter)



        Pennsylvania                     1-7410                  25-1233834
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number            Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania                 15258
                   (Address of principal executive offices)       (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

         By press release dated January 16, 1998, Mellon Bank Corporation ("Corporation") announced full year and fourth quarter 1997 results of operations.

         In a separate release dated January 16, 1998, the Corporation announced that its board of directors approved a management succession plan.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  Description
Number

99.1 Mellon Bank Corporation Press Release, dated January 16, 1998, announcing results of operations.

99.2 Mellon Bank Corporation Press Release, dated January 16, 1998, announcing the board approved management succession plan.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MELLON BANK CORPORATION


Date:  January 20, 1998             By: /s/  STEVEN G. ELLIOTT
                                        Steven G. Elliott
                                        Vice Chairman, Chief Financial Officer
                                        & Treasurer
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                                 EXHIBIT INDEX


Number                        Description                    Method of Filing

99.1                          Press Release dated            Filed herewith
                              January 16, 1998

99.2                          Press Release dated            Filed herewith
                              January 16, 1998